UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 30, 2007

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

435 North Michigan Avenue	60611
Chicago, Illinois	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01.      OTHER EVENTS.

     On November 30, 2007, Tribune Company (“Tribune”) issued a press release announcing that the Federal Communications Commission had approved the transfer of its broadcasting licenses and the extension of its cross-ownership waivers in markets where the company owns both a television station and a newspaper. Tribune's going-private transaction is expected to close by year end following satisfaction of the remaining closing conditions, including the receipt of a solvency opinion and completion of the committed financing. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibit No.	Description
99.1	Press Release of Tribune Company, dated November 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2007

TRIBUNE COMPANY

By: /s/ CRANE H. KENNEY

Name:	Crane H. Kenney
Title:	Senior Vice President,
General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Tribune Company, dated November 30, 2007